UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2015

MAVENIR SYSTEMS, INC. (Exact name of registrant as specified in its charter)

Delaware	001- 36171	61-1489105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1700 International Parkway, Suite 200
Richardson, Texas 75081
(Address of principal executive offices, including zip code)
(469) 916-4393
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On January 16, 2015, Mavenir completed the acquisition contemplated by the previously announced Stock Purchase Agreement with the stockholders (the "Sellers") of Ulticom, Inc., a New Jersey corporation (“Ulticom”), and Utah Holding Corporation, a Delaware corporation and Ulticom's indirect parent ("Utah Holding"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, Mavenir Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Mavenir, acquired all of the issued and outstanding stock of Utah Holding from the Sellers (the “Acquisition”) resulting in Ulticom and Utah Holding becoming indirect wholly-owned subsidiaries of Mavenir.
As permitted by Item 9.01 of Form 8-K, the Company indicated in the initial Form 8-K that it would file financial statements for Ulticom and pro forma financial information reflecting the effect of the Acquisition by amendment to the initial Form 8-K.  This amendment Form 8-K/A is being filed to provide the financial statements of Ulticom and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired. The audited consolidated financial statements of Utah Holding Corporation and Subsidiaries as of and for the year ended December 31, 2014 and accompanying notes are filed herewith as Exhibit 99.1 and incorporated herein by reference.
(b) Pro Forma Financial Information. The unaudited pro forma condensed combined financial information of the Company as of and for the fiscal year ended December 31, 2014 giving effect to the acquisition of Ulticom is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated by reference herein.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors of Utah Holding Corporation
99.1	Audited consolidated financial statements of Utah Holding Corporation and Subsidiaries as of and for the year ended December 31, 2014 and accompanying notes
99.2	Unaudited pro forma condensed consolidated financial statements and accompanying notes

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAVENIR SYSTEMS, INC.

Date: April 1, 2015	By:	/s/ Terry Hungle
Name: Terry Hungle
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors of Utah Holding Corporation
99.1	Audited consolidated financial statements of Utah Holding Corporation and Subsidiaries as of and for the year ended December 31, 2014 and accompanying notes
99.2	Unaudited pro forma condensed consolidated financial statements and accompanying notes